Variable Interest Entities	12 Months Ended
Dec. 31, 2022
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entities	Variable Interest Entities
Consolidated VIEs

AltaGas consolidates a variable interest entity (VIE) where the Corporation is deemed the primary beneficiary. The primary beneficiary of a VIE has the power to direct the activities of the entity that most significantly impact its economic performance such as being the provider of construction, operating and marketing services to the entity. In addition, the primary beneficiary of a VIE also has the obligation to absorb losses of the entity or the right to receive benefits that could potentially be significant to the VIE. AltaGas determined that it is the primary beneficiary of the following VIEs:

Ridley Island LPG Export Limited Partnership

On May 5, 2017, AltaGas LPG Limited Partnership (AltaGas LPG), a wholly-owned subsidiary of AltaGas, and Vopak Development Canada Inc. (Vopak), a wholly-owned subsidiary of Koninklijke Vopak N.V. (Royal Vopak), a public company incorporated under the laws of the Netherlands, formed the Ridley Island LPG Export Limited Partnership (RILE LP) to develop, own and operate the Ridley Island Propane Export Terminal (RIPET). AltaGas’ subsidiaries hold a 70 percent interest while Vopak holds a 30 percent interest in RILE LP. The construction cost of RIPET was funded by AltaGas LPG and Vopak in proportion to their respective interests in RILE LP. As part of the arrangements, AltaGas entered into a long-term agreement for the capacity of RIPET with RILE LP, and AltaGas and certain of its subsidiaries provide operating services to RILE LP.
AltaGas has determined that RILE LP is a VIE in which it holds variable interests and is the primary beneficiary. In the determination that AltaGas is the primary beneficiary of the VIE, AltaGas noted that it has the power to direct the activities that most significantly impact the VIE’s economic performance through the operating and marketing services provided to RILE LP. In addition, AltaGas has the obligation to absorb the losses and the right to receive the benefits that could potentially be significant to RILE LP through the long-term agreement for the capacity of RIPET. As such, AltaGas has consolidated RILE LP.
The assets of RILE LP are the property of RILE LP and are not available to AltaGas for any other purpose. RILE LP’s asset balances can only be used to settle its own obligations. The liabilities of RILE LP do not represent additional claims against AltaGas’ general assets. AltaGas’ exposure to loss as a result of its interest as a limited partner is its net investment. AltaGas and Royal Vopak have provided limited guarantees for the obligations of their respective subsidiaries for the construction cost of RIPET. With the commencement of commercial operations at RIPET, the terms of the long-term capacity agreement between AltaGas LPG and RILE LP provide for a return on and of capital and reimbursement of RIPET's operating costs by AltaGas LPG in accordance with the terms set out in the agreement.

The following table represents amounts included in the Consolidated Balance Sheets attributable to AltaGas’ consolidated VIE:

As at	December 31, 2022	December 31, 2021
Current assets	$12	$6
Property, plant and equipment	353	357
Long-term investments and other assets	45	47
Current liabilities	(16)	(8)
Asset retirement obligations	(4)	(3)
Net assets	$390	$399

AltaGas Hybrid Trust

On January 11, 2022, AltaGas closed its offering of $300 million of 5.25 percent Fixed-to-Fixed Rate Subordinated Notes, Series 1 (Note 17). In conjunction with the debt offering, AltaGas issued $300 million in Preferred Shares, Series 2022-A, to be held in the AltaGas Hybrid Trust with Computershare Trust Company of Canada acting as trustee. The Preferred Shares were issued to satisfy the obligations under the indenture governing the associated Series 1 Subordinated Notes. Following the occurrence of certain bankruptcy or insolvency events in respect of AltaGas, subject to certain exceptions, the Series 2022-A Preferred Shares would be delivered to the holders of the Series 1 Subordinated Notes. Upon delivery of the Series 2022-A Preferred Shares, the Series 1 Subordinated Notes would be immediately and automatically surrendered and cancelled and all rights of any Series 1 Subordinated Notes will automatically cease.

On August 17, 2022, AltaGas closed its offering of $250 million of 7.35 percent Fixed-to-Fixed Subordinated Notes, Series 2 (Note 17). In conjunction with the debt offering, AltaGas issued $250 million in Preferred Shares, Series 2022-B, to be held in the AltaGas Hybrid Trust with Computershare Trust Company of Canada acting as trustee. The Preferred Shares were issued to satisfy the obligations under the indenture governing the associated Series 2 Subordinated Notes. Following the occurrence of certain bankruptcy or insolvency events in respect of AltaGas, subject to certain exceptions, the Series 2022-B Preferred Shares would be delivered to the holders of the Series 2 Subordinated Notes. Upon delivery of the Series 2022-B Preferred Shares, the Series 2 Subordinated Notes would be immediately and automatically surrendered and cancelled and all rights of any Series 2 Subordinated Notes will automatically cease. The only assets held by the holding trust are the Series 2022-A and Series 2022-B Preferred Shares.

AltaGas has determined that AltaGas Hybrid Trust is a VIE in which it holds variable interests and is the primary beneficiary. In the determination that AltaGas is the primary beneficiary of the VIE, AltaGas noted that it has the power to direct the activities that most significantly impact the VIE’s economic performance through its role as the sole administrative agent. In addition, AltaGas has the obligation to absorb the administrative expenses that are significant to the trust through the associated administrative agreement. As such, AltaGas has consolidated the AltaGas Hybrid Trust.

Unconsolidated VIE

Strathcona Storage Limited Partnership (SSLP)

Upon the acquisition of Petrogas on December 15, 2020, AltaGas acquired an indirect interest in SSLP, a partnership formed with ATCO Energy Solutions Ltd. to construct, operate, and maintain underground NGL storage caverns at Fort Saskatchewan, Alberta. The facility currently has five underground NGL storage salt caverns. Construction of the fifth cavern was completed in the third quarter of 2022 and is currently storing customer product.

On July 5, 2022, AltaGas acquired the remaining 25.97 percent equity ownership in Petrogas which resulted in an increase in AltaGas' ownership in SSLP from 30 percent to 40 percent. As at December 31, 2022, AltaGas' carrying value in SSLP was $130 million (2021 - $131 million). SSLP is not consolidated by AltaGas and instead is accounted for by the equity method of accounting. AltaGas is not the primary beneficiary of SSLP and it does not have the power to direct the activities most significant to the economic performance of SSLP. The maximum financial exposure to loss as a result of the involvement with this VIE is equal to AltaGas' net investment in SSLP.